Exhibit 99.1



                            JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the Common Stock, $0.03 par value per share, of Carmike Cinemas, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement.


Date:  February 8, 2002



GOLDMAN, SACHS & CO.                              THE GOLDMAN SACHS GROUP, INC.

By: /s/ Roger S. Begelman                         By: /s/ Roger S. Begelman
------------------------------------------        -----------------------------
Name:  Roger S. Begelman                          Name:  Roger S. Begelman
Title: Attorney-in-fact                           Title: Attorney-in-fact



GS CAPITAL PARTNERS III, L.P.                     GS ADVISORS III, L.L.C.

By: /s/ Roger S. Begelman                         By: /s/ Roger S. Begelman
--------------------------------------------      -----------------------------
Name:  Roger S. Begelman                          Name:  Roger S. Begelman
Title: Attorney-in-fact                           Title: Attorney-in-fact



GS CAPITAL PARTNERS III OFFSHORE, L.P.            STONE STREET FUND 1998, L.P.

By: /s/ Roger S. Begelman                         By: /s/ Roger S. Begelman
-------------------------------------------       ------------------------------
Name:  Roger S. Begelman                          Name:  Roger S. Begelman
Title: Attorney-in-fact                           Title: Attorney-in-fact



STONE STREET 1998, L.L.C.                         BRIDGE STREET FUND 1998, L.P.

By: /s/ Roger S. Begelman                         By: /s/ Roger S. Begelman
--------------------------------------------      ------------------------------
Name:  Roger S. Begelman                          Name:  Roger S. Begelman
Title: Attorney-in-fact                           Title: Attorney-in-fact



GS CAPITAL PARTNERS III GERMANY
CIVIL LAW PARTNERSHIP
(with limitation of liability)                    GOLDMAN, SACHS & CO. oHG

By:/s/ Roger S. Begelman                          By: /s/ Roger S. Begelman
--------------------------------------------      ------------------------------
Name:  Roger S. Begelman                          Name:  Roger S. Begelman
Title: Attorney-in-fact                           Title: Attorney-in-fact